UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

May 15, 2022
Date of Report (Date of earliest event reported)

Chimerix, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35867	33-0903395
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

2505 Meridian Parkway, Suite 100 Durham, NC	27713
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 806-1074

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CMRX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 15, 2022, Chimerix, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”), by and between the Company and Emergent BioSolutions Inc. (the “Purchaser”), pursuant to which the Company agreed to sell its exclusive worldwide rights to brincidofovir, including TEMBEXA® and related assets (the “Transaction”). TEMBEXA is a medical countermeasure for smallpox approved by the U.S. Food and Drug Administration in June 2021.

Under the terms of the Purchase Agreement, the Company will receive $225 million upon closing of the Transaction, plus up to $100 million in up to four $25 million milestone payments. The Purchase Agreement anticipates that the Company will finalize its negotiations with the Biomedical Advanced Research and Development Authority (“BARDA”) and enter into a procurement contract (the “BARDA Contract”) with BARDA for TEMBEXA, which the Company is currently negotiating. Each milestone payment is associated with the exercise of future BARDA procurement options of TEMBEXA following the BARDA Contract base period. The closing payment and the milestone payments may be adjusted upward or downward based on actual procurement value. The Company is also eligible to receive up to $12.5 million in regulatory milestones associated with the SymBio Pharmaceuticals Ltd. brincidofovir licensing arrangements to be assumed by the Purchaser in the Transaction.

Chimerix may also earn a 20% royalty on future gross profit of TEMBEXA in the United States associated with volumes above 1.7 million treatment courses of therapy during the exclusivity period of TEMBEXA. Outside of the United States, the agreement also allows Chimerix to earn a 15% royalty on all gross profit associated with TEMBEXA sales during the exclusivity period of TEMBEXA on a market-to-market basis.

The closing of the Transaction is expected to occur as early as the second quarter of 2022 and is subject to the execution by the Company of the BARDA Contract, the satisfaction or waiver of the following other closing conditions: (i) the representations and warranties of the Company and the Purchaser contained in the Purchase Agreement being true and correct, subject to certain materiality standards; (ii) each of the Company and the Purchaser having performed and complied with their respective covenants in all material respects; (iii) the waiting period applicable to the consummation of the Transaction under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended having expired; (iv) the delivery of certain ancillary documents, including a transition services agreement and pre-novation agreement; (v) the receipt of any required consent from BARDA to enter into a pre-novation agreement with the Purchaser; (vi) no injunction or other final order preventing the consummation of the Transaction having been issued; (vii) and there having occurred no material adverse effect on the assets being sold in the Transaction.

Each of the Company and the Purchaser have made customary representations and warranties in the Purchase Agreement and have agreed to indemnify each other for any breach or inaccuracy of such party’s representations and warranties, breaches of such party’s covenants, assumed liabilities (in the case of the Purchaser) and excluded liabilities (in the case of the Company) and certain other matters, subject to certain customary survival periods, deductibles and caps.

Among other termination provisions, the Company and the Purchaser each have the right to terminate the Purchaser Agreement, subject to certain limitations, if the closing of the Transaction has not occurred by September 30, 2022.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Forward-Looking Statements

The Company cautions you that statements included in this report that are not a description of historical facts are forward-looking statements. Words such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “seek,” “estimate,” “will,” “should,” “would,” “could,” “may” and similar expressions also identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the potential benefits of the Transaction to the Company’s operations and financial position, the parties’ ability to consummate the transactions contemplated under the Purchase Agreement, satisfaction of conditions in connection with the Transaction, the parties’ ability to meet expectations regarding the timing and completion of the Transaction, and the Company’s expectations with regard to completion of, and payments to be received from, the Transaction. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of these results will be achieved. Actual results may differ from those set forth in this report due to the risks and uncertainties associated with market conditions, the timing of the satisfaction of the obligations under the Purchase Agreement, if at all, as well as risks and uncertainties inherent in the Company’s business, including those described in the Company’s other filings with the Securities Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
2.1*+	Asset Purchase Agreement, dated May 15, 2022, by and between the Company and Emergent BioSolutions Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules and exhibits to the Purchase Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

+ Certain portions of this exhibit (indicated by “[***]”) have been omitted because the Company has determined that the information is not material and would likely cause competitive harm to the Company if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chimerix, Inc.

Dated: May 18, 2022
	By:	/s/ Michael T. Andriole
	Name:	Michael T. Andriole
	Title:	Chief Business and Financial Officer